                                                                     EXHIBIT 4.2

================================================================================

                            (Real Estate Mortgage)



                           PUGET SOUND ENERGY, INC.

                                      TO

                             STATE STREET BANK AND

                                TRUST COMPANY,

                                    Trustee

                                ---------------

                     Seventy-Eighth Supplemental Indenture

                          Dated as of October 1, 2000

                                ---------------

                       Relating to First Mortgage Bonds,

          Pledged Series C due Nine Months or More From Date of Issue

                                ---------------

                     Supplemental to Indenture dated as of

                  June 2, 1924, as supplemented and modified

                                ---------------

================================================================================

                            (NOT PART OF INDENTURE)

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


     THIS SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE, made as of the 1st day of October, 2000, by and between Puget Sound Energy, Inc., formerly Puget Sound Power & Light Company, a corporation duly organized and existing under and by virtue of the laws of the State of Washington (hereinafter sometimes called the "Company"), party of the first part, and State Street Bank and Trust Company, a Massachusetts bank and trust company with its principal corporate trust office at Two International Place, in the city of Boston and Commonwealth of Massachusetts 02110 (successor to Old Colony Trust Company) (hereinafter sometimes called the "Trustee"), as Trustee under the First Mortgage (originally, and before modification thereof by certain supplemental indentures, called "First and Refunding Mortgage") from Puget Sound Power & Light Company, a Massachusetts corporation (hereinafter sometimes called the "Predecessor Company"), dated as of June 2, 1924 (said Mortgage being hereinafter sometimes called the "Original Mortgage"), as supplemented and modified by all indentures supplemental thereto heretofore executed and delivered, party of the second part;

     WITNESSETH: that

     WHEREAS, the Predecessor Company did by the Original Mortgage, filed for record in the offices of the Auditors of the Counties of Chelan, Clallam, Cowlitz, Douglas, Grant, Grays Harbor, Island, Jefferson, King, Kitsap, Kittitas, Lewis, Mason, Pacific, Pierce, Skagit, Snohomish, Thurston and Whatcom, all in the State of Washington, and left on file as a chattel mortgage in each of said counties, convey and pledge certain property therein described to Old Colony Trust Company, as Trustee, to be held upon the trusts expressed in the Original Mortgage to equally secure an unlimited authorized amount of mortgage bonds (therein and herein called the "Bonds") issued or to be issued in one or more series, all as more fully provided in the Original Mortgage; and

     WHEREAS, the Predecessor Company, prior to September 1, 1954, had executed and delivered to the Trustee thirty-nine supplemental indentures, supplementing and in certain respects modifying the Original Mortgage and providing for the execution, certification and delivery of Bonds of various series from time to time pursuant thereto (which Original Mortgage, as so supplemented and modified, is therein and herein sometimes called the "First Mortgage"); and

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 1

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


     WHEREAS, the Predecessor Company executed and delivered to the Trustee a Fortieth Supplemental Indenture, dated as of September 1, 1954, which Supplemental Indenture is divided into two parts, designated as Part I and Part II, and Part I thereof provided for the establishment and the execution, certification and delivery initially of Twenty-Five Million Dollars ($25,000,000) principal amount of a series of Bonds, designated as First Mortgage Bonds, 3-1/2% Series due 1984, and contained certain covenants, restrictions, conditions and provisions affecting, and provided for certain modifications of, the First Mortgage (the First Mortgage, as so supplemented and modified by said Part I, being sometimes in said Fortieth Supplemental Indenture and herein called the "Revised First Mortgage") and Part II thereof provided for modifications of the Revised First Mortgage as therein set forth, which modifications became effective on October 20, 1955 (the Revised First Mortgage as so modified by Part II of the Fortieth Supplemental Indenture as heretofore, hereby, and hereafter supplemented and modified being sometimes in said Part II and herein called the "Indenture" and references herein to Sections, Articles or other provisions of the Indenture being to the revised or modified provisions thereof as set forth in Part II of the Fortieth Supplemental Indenture); and

     WHEREAS, the Predecessor Company has heretofore executed and delivered to the Trustee a Forty-First Supplemental Indenture dated as of December 1, 1954, a Forty-Second Supplemental Indenture dated as of July 1, 1957, a Forty-Third Supplemental Indenture dated as of May 1, 1958, a Forty-Fourth Supplemental Indenture dated as of November l, 1959, and a Forty-Fifth Supplemental Indenture dated as of April 1, 1960, all of which mortgaged, pledged, assigned, conveyed and transferred to the Trustee and subjected to the lien of the Indenture additional property acquired or constructed, and betterments, improvements and additions made to the mortgaged property, since the execution and delivery of the Fortieth Supplemental Indenture; and

     WHEREAS, the Company has executed and delivered to the Trustee a Forty-Sixth Supplemental Indenture dated as of November 10, 1960, whereby the Company has succeeded to the Predecessor Company with the same effect as if the Company had been named in the Indenture as the mortgagor company and in the Bonds and coupons as the obligor thereon or maker thereof, and the Predecessor Company merged into the Company on November 16, 1960, whereupon the Company acquired all the property, real, personal or mixed, including all rights, privileges, easements,

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 2

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


licenses and franchises, described in the Indenture and thereby conveyed and mortgaged or intended so to be, including also all such property acquired by the Predecessor Company since the execution and delivery of the Original Mortgage, which by the terms of the Indenture is subjected or intended to be subjected to the lien thereof; and

     WHEREAS, the Company has executed and delivered to the Trustee the supplemental indentures set forth herein:

                 Supplemental Indenture                    Dated as of
       -------------------------------------------     --------------------
       Forty-Seventh Supplemental Indenture            February 1, 1961
       Forty-Eighth Supplemental Indenture             November 1, 1963
       Forty-Ninth Supplemental Indenture              May 1, 1964
       Fiftieth Supplemental Indenture                 January 1, 1966
       Fifty-First Supplemental Indenture              June 1, 1967
       Fifty-Second Supplemental Indenture             February 1, 1969
       Fifty-Third Supplemental Indenture              July 1, 1970
       Fifty-Fourth Supplemental Indenture             October 1, 1972
       Fifty-Fifth Supplemental Indenture              March 1, 1974
       Fifty-Sixth Supplemental Indenture              November 1, 1974
       Fifty-Seventh Supplemental Indenture            August 1, 1975
       Fifty-Eighth Supplemental Indenture             October 1, 1976
       Fifty-Ninth Supplemental Indenture              July 1, 1978
       Sixtieth Supplemental Indenture                 December 1, 1979
       Sixty-First Supplemental Indenture              December 1, 1981
       Sixty-Second Supplemental Indenture             July 1, 1984
       Sixty-Third Supplemental Indenture              January 1, 1986
       Sixty-Fourth Supplemental Indenture             April 1, 1986
       Sixty-Fifth Supplemental Indenture              April 1, 1986
       Sixty-Sixth Supplemental Indenture              August 1, 1986
       Sixty-Seventh Supplemental Indenture            November 1, 1986
       Sixty-Eighth Supplemental Indenture             September 1, 1987
       Sixty-Ninth Supplemental Indenture              February 1, 1990
       Seventieth Supplemental Indenture               October 1, 1990
       Seventy-First Supplemental Indenture            May 1, 1991
       Seventy-Second Supplemental Indenture           August 1, 1991

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 3

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


       Seventy-Third Supplemental Indenture            March 1, 1992
       Seventy-Fourth Supplemental Indenture           October 1, 1992
       Seventy-Fifth Supplemental Indenture            April 1, 1993
       Seventy-Sixth Supplemental Indenture            December 1, 1997
       Seventy-Seventh Supplemental Indenture          March 1, 1999

all of which mortgaged, pledged, assigned, conveyed and transferred to the Trustee and subjected to the lien of the Indenture additional property acquired or constructed, and betterments, improvements and additions made to the mortgaged property since the execution and delivery of the Fortieth Supplemental Indenture; and

     WHEREAS, all Bonds of any series heretofore executed, authenticated and delivered pursuant to the Original Mortgage, as from time to time supplemented and modified, have been retired and canceled or payment duly and irrevocably provided for, except for the series set forth herein:

Principal Amount of Bonds                               Series
-------------------------                               ------

Twenty-Seven Million                      7.05% Series due August 1, 2021
Five Hundred Thousand Dollars
($27,500,000)

Twenty-Three Million                      7.25% Series due August 1, 2021
Four-Hundred Thousand Dollars
($23,400,000)

Twenty-Five Million Dollars               Secured Medium-Term Notes,
($25,000,000)                             Series A due November 30, 2006

One Hundred Million Dollars               Secured Medium-Term Notes,
($100,000,000)                            Series A due February 1, 2007

Eighty-Seven Million                      6.80% Series due March 1, 2022
Five Hundred Thousand Dollars
($87,500,000)

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 4

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


Principal Amount of Bonds                               Series
-------------------------                               ------

Five Million Dollars                      Secured Medium-Term Notes,
($5,000,000)                              Series A due April 9, 2012

Ten Million Dollars                       Secured Medium-Term Notes,
($10,000,000)                             Series A due May 7, 2007

Thirty Million Dollars                    Secured Medium-Term Notes,
($30,000,000)                             Series A due May 29, 2002

Forty-Six Million Dollars                 Secured Medium-Term Notes,
($46,000,000)                             Series A due June 19, 2006

Twenty-Seven Million Dollars              Secured Medium-Term Notes,
($27,000,000)                             Series A due August 28, 2002

Five Million Dollars                      Secured Medium-Term Notes,
($5,000,000)                              Series A due September 11, 2002

Twenty-Five Million Dollars               Secured Medium-Term Notes,
($25,000,000)                             Series B due December 10, 2002

Fifty Million Dollars                     Secured Medium-Term Notes,
($50,000,000)                             Series B due December 10, 2004

Thirty Million Dollars                    Secured Medium-Term Notes,
($30,000,000)                             Series B due December 21, 2012

Thirty Million Dollars                    Secured Medium-Term Notes,
($30,000,000)                             Series B due February 10, 2003

Three Million Dollars                     Secured Medium-Term Notes,
($3,000,000)                              Series B due December 1, 2003

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 5

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


Principal Amount of Bonds                               Series
-------------------------                               ------

Eleven Million Dollars                    Secured Medium-Term Notes,
($11,000,000)                             Series B due December 2, 2003

Thirty Million Dollars                    Secured Medium-Term Notes,
($30,000,000)                             Series B due May 27, 2004

Twenty-Three Million Four Hundred         5.875% Series due March 1, 2020
Sixty Thousand Dollars
($23,460,000)

Fifty-Five Million Dollars                Secured Medium-Term Notes,
($55,000,000)                             Series B due February 1, 2024

Three Hundred Million Dollars             First Mortgage Bonds,
($300,000,000)                            Pledged Series A due
                                          December 1, 2027

Two Hundred Million Dollars               First Mortgage Bonds,
($200,000,000)                            Pledged Series A due
                                          June 15, 2018

One Hundred Million Dollars               First Mortgage Bonds,
($100,000,000)                            Pledged Series B due
                                          March 9, 2029

One Hundred Fifty Million Dollars         First Mortgage Bonds,
($150,000,000)                            Pledged Series B due
                                          March 9, 2009

Two Hundred Twenty-Five Million           First Mortgage Bonds,
Dollars                                   Pledged Series B due
($225,000,000)                            February 22, 2010

Twenty-Five Million Dollars               First Mortgage Bonds,
($25,000,000)                             Pledged Series B due
                                          September 8, 2008

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 6

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


which Bonds are now outstanding and constitute the only Bonds of the Company outstanding under the Indenture; and

     WHEREAS, effective as of the opening of business on January 4, 1971, The First National Bank of Boston succeeded Old Colony Trust Company as Trustee under the Indenture by reason of the merger of Old Colony Trust Company into The First National Bank of Boston; and

     WHEREAS, effective as of October 2, 1995, State Street Bank and Trust Company succeeded The First National Bank of Boston as Trustee under the Indenture; and

     WHEREAS, the Company has entered into an Indenture (the "Debenture Indenture") dated as of December 1, 1997 with State Street Bank and Trust Company as trustee (in such capacity, the "Debenture Indenture Trustee") pursuant to which the Company proposes to issue from time to time its Senior Notes (the "Senior Notes") and the Company has agreed to make certain payments to the Debenture Indenture Trustee in respect of the principal of, premium, if any, and interest on such Senior Notes; and

     WHEREAS, in order to secure the payment and performance of its obligations under such Debenture Indenture, the Company has agreed to create new Bonds from time to time with substantially the same terms as the Senior Notes; to issue and deliver such Bonds to the Debenture Indenture Trustee in trust for the benefit of the owners from time to time of the Senior Notes; and

     WHEREAS, the Board of Directors of the Company has established a new series of Bonds to be designated as "First Mortgage Bonds, Pledged Series C," due Nine Months or More From Date of Issue (hereinafter sometimes called "Bonds of the New Series"), and has authorized an issue of Five Hundred Million Dollars ($500,000,000) principal amount thereof, and the Company has complied or will comply with all provisions required to issue additional Bonds provided for in the Indenture; and

     WHEREAS, the Company desires to execute and deliver this Seventy-Eighth Supplemental Indenture, in accordance with the provisions of the Indenture, for the purpose of providing for the creation of the Bonds of the New Series, designating

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 7

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


such series to be created and specifying the form and provisions of the Bonds of the New Series; and

     WHEREAS, all things necessary have been done to authorize the execution, delivery and recording of these presents validly to secure the payment of the principal of and interest on the issue of Five Hundred Million Dollars ($500,000,000) principal amount of Bonds of the New Series, and to make such Bonds, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid and binding legal obligations of the Company, and to constitute the Indenture a valid and binding mortgage for the security of all the Bonds in accordance with its and their terms;

     NOW, THEREFORE, this Seventy-Eighth Supplemental Indenture

     WITNESSETH, that, pursuant to and in execution of the powers, authorities and obligations conferred, imposed and reserved in the Indenture, and pursuant to and in execution of every other power, authority and obligation thereto appertaining and/or enabling, in order to secure the payment of the principal of, and the premium, if any, and interest on, the Bonds of the New Series issued and to be issued under this Seventy-Eighth Supplemental Indenture, and secured thereby and hereby at any time outstanding according to their tenor and effect, and the performance of all the covenants and conditions therein and herein and in said Bonds of the New Series contained, and for the purpose of confirming the lien of the Indenture, said Puget Sound Energy, Inc., organized and existing under the laws of the State of Washington, in consideration of the premises and of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee, at or before the execution and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, conveyed, transferred, assigned, remised, released, mortgaged, set over and confirmed and by these presents does grant, bargain, sell, convey, transfer, assign, remise, release, mortgage, set over and confirm unto State Street Bank and Trust Company, as Trustee, and to its successor or successors in the trust created by the Indenture, and to said Trustee and its assigns, for the uses and purposes created by the Indenture, all property, real, personal or mixed, including all rights, privileges, easements, licenses and franchises, described in the Indenture (including all property described in the documents attached to the Company's financing statement filed on June 3, 1997, pursuant to the Uniform Commercial Code of the State of Washington,

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 8

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


file number 97-154-0077) and thereby conveyed and mortgaged or intended so to be, including also all such property acquired by the Company since the execution and delivery of the Original Mortgage, which by the terms of the Indenture is subjected or intended to be subjected to the lien thereof, and including also all such property as the Company may hereafter acquire which by the terms of the Indenture is subjected or intended to be subjected to the lien thereof, excepting from the foregoing, however, all property included within the foregoing general description, whether now owned or hereafter acquired, which by the provisions of the Indenture is excepted or to be excepted from the conveyance and lien of the Indenture, or which has heretofore been released from the lien of the Indenture or otherwise disposed of by the Company free from the lien of the Indenture in accordance with the provisions thereof;

     TO HAVE AND TO HOLD all and singular the said property, and also all other property and interest of any kind and of every nature that, by virtue of any provision hereof or of the Indenture or otherwise, has or shall hereafter become subject to the Indenture, to the Trustee, its successor or successors and assigns;

     BUT IN TRUST NEVERTHELESS, for the equal and proportionate benefit and security (except as otherwise expressly provided) of all present and future holders of the Bonds of the New Series issued and to be issued under and secured by this Seventy-Eighth Supplemental Indenture, and to secure the payment of such Bonds of the New Series and the interest thereon, prior to the Substitution Date (as defined herein), in accordance with the provisions of said Bonds of the New Series and of this Seventy-Eighth Supplemental Indenture, without priority or distinction as to lien or otherwise of any Bonds of the New Series over any other Bonds of the New Series so that, except as otherwise expressly provided, the principal of, and the premium, if any, and interest on, every such Bond shall be equally and proportionately secured by this Seventy-Eighth Supplemental Indenture, and to secure the performance of and compliance with the covenants and conditions of this Seventy-Eighth Supplemental Indenture, pursuant to and under and subject to the provisions and conditions and for the uses hereinafter and in this Seventy-Eighth Supplemental Indenture set forth; provided, however, that on the Substitution Date, the Bonds of the New Series will cease to secure the Senior Notes, and, at the option of the Company, the Senior Notes either (i) will become unsecured general obligations of the Company or (ii) will be secured by first mortgage bonds issued under another mortgage indenture; it being hereby agreed as follows, to wit:

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 9

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


                                  ARTICLE ONE

                      BONDS OF THE NEW SERIES AND CERTAIN
                          PROVISIONS RELATING THERETO

          SECTION 1.01

               A.   Terms of Bonds of the New Series

     There shall be hereby established a series of bonds, known as and entitled "First Mortgage Bonds, Pledged Series C" (herein referred to as the "Bonds of the New Series"). The aggregate principal amount of the Bonds of the New Series shall be limited to Five Hundred Million Dollars ($500,000,000) to be initially authenticated and delivered from time to time upon delivery to the Trustee of the documents required by the Indenture, including a resolution of the Board of Directors, or the Securities Pricing Committee of such Board of Directors, of the Company specifying the following with respect to each issue of the Bonds of the New Series: (i) any limitations (in addition to the limitation with respect to the aggregate principal amount of all Bonds of the New Series) on the aggregate principal amount of such issue of Bonds of the New Series, (ii) the Original Issue Date (as defined below) or Dates for such issue of Bonds of the New Series, (iii) the stated maturity of such issue of Bonds of the New Series (provided that no Bond of the New Series shall mature on a date less than nine months from its Original Issue Date), (iv) the interest rate or rates, or method of calculation of such rate or rates, for such issue of Bonds of the New Series,
(v) the terms, if any, regarding the optional or mandatory redemption of such issue of Bonds of the New Series, including the redemption date or dates, if any, and the price or prices applicable to such redemption (including any premium), (vi) whether or not such issue of Bonds of the New Series shall be entitled to the benefit of any sinking fund, and the terms, if any, of such sinking fund, (vii) the designation of such issue of Bonds of the New Series,
(viii) if the form of such Bonds of the New Series is not as described herein, the form of such Bonds of the New Series, (ix) the maximum annual interest rate, if any, of the Bonds of the New Series permitted for such issue, (x) any other information necessary to complete the Bonds of the New Series of such issue and
(xi) any other terms of such issue not inconsistent with the Indenture or this Seventy-Eighth Supplemental Indenture.

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 10

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


     The definitive Bonds of the New Series shall be issuable in registered form without coupons in denominations of $1,000 and integral multiples thereof or such other amount or amounts as may be authorized by a resolution of the Board of Directors or the Securities Pricing Committee of the Board of Directors.

     Both principal of and interest on the Bonds of the New Series (and premium, if any) are to be paid in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the principal corporate trust office, in the City of Boston, Massachusetts, of the Trustee.

     The definitive Bonds of the New Series may, at the option of the Company, be fully engraved or printed or lithographed on steel engraved borders.

     Notwithstanding any provision in the Indenture to the contrary, each Bond of the New Series shall be dated and issued as of the date of its authentication by the Trustee (the "Original Issue Date"). Each Bond of the New Series shall bear interest from the later of its Original Issue Date or the most recent date to which interest has been paid or duly provided for with respect to such Bond of the New Series until the principal of such Bond of the New Series is paid or made available for payment, and interest on each Bond of the New Series shall be payable on each interest payment date after the Original Issue Date.

     Notwithstanding any provision in the Indenture to the contrary, the person in whose name any Bond of the New Series is registered at the close of business on any record date (as determined by the Board of Directors or the Securities Pricing Committee of the Board of Directors) with respect to any interest payment date for such Bond of the New Series shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Bond of the New Series upon any registration of transfer, exchange or substitution thereof subsequent to such record date and prior to such interest payment date, except that, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of Bonds of the New Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any Bonds of the New Series shall be the registered holders of such Bonds of the New Series on the record date for payment of such defaulted interest. Unless otherwise determined by the

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 11

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


Board of Directors or the Securities Pricing Committee of the Board of Directors, the term "record date" as used in this Section 1.01, and in the form of the Bonds of the New Series, with respect to any interest payment date applicable to any Bond of the New Series, shall mean the last day of the calendar month next preceding such interest payment date unless such interest payment date is the date of maturity of such Bond of the New Series, in which event the record date shall be the date of maturity of such Bond of the New Series.

     In case of failure by the Company to pay any interest when due, the claim for such interest shall be deemed to have been transferred by transfer of any Bond of the New Series registered on the books of the Company, and the Company, by not less than 10 days' written notice to the bondholders, may fix a subsequent record date, not more than 15 days or less than 10 days prior to the date fixed for the payment of such interest, for determination of the holders entitled to payment of such interest. Such provision for establishment of a subsequent record date, however, shall in no way affect the rights of the bondholders or of the Trustee consequent on any default.

     The Trustee hereunder shall, by virtue of its office as such Trustee, be the registrar and transfer agent of the Company for the purpose of registering and transferring Bonds of the New Series; however, the Company may also act as the registrar and transfer agent in lieu of the Trustee. Notwithstanding any provision in the Indenture to the contrary, neither the Company nor the Trustee shall be required to make transfers or exchanges of Bonds of the New Series for a period of 15 days next preceding any designation of Bonds of the New Series to be redeemed, and neither the Company nor the Trustee shall be required to make transfers or exchanges of any Bonds designated in whole for redemption or that part of any Bond designated in part for redemption.

     Notwithstanding any other provision of the Indenture to the contrary, the Company shall receive a credit against its obligations to make any payment in respect of the principal of, or premium, if any, or interest on, any Bond of the New Series (whether at maturity, upon redemption or otherwise), and such obligations shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the then due principal of, or premium, if any, or interest on, the Senior Notes initially issued contemporaneously with such Bond of the New Series shall have been fully or partially paid or there shall have been

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 12

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


deposited with the Debenture Indenture Trustee pursuant to the Debenture Indenture sufficient available funds to fully or partially pay the then due principal of, or premium, if any, or interest on, such Senior Notes. The obligations of the Company hereunder to make such payment of principal of, premium, if any, or interest on, such Bond of the New Series shall be deemed to have been reduced by the amount of such credit.

     The Debenture Indenture requires that if any Senior Note in respect of which this Bond was delivered to the Debenture Indenture Trustee pursuant to the Debenture Indenture is deemed paid and discharged pursuant to Section 5.01 of the Debenture Indenture, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on this Bond shall be satisfied and discharged and this Bond shall cease to secure such Senior Note in any manner and, the Debenture Indenture Trustee shall surrender this Bond, subject to the limitations of the Debenture Indenture, to the Company for cancellation.

     The Bonds of the New Series shall be issued and delivered pursuant to the Debenture Indenture to, registered in the name of and held by the Debenture Indenture Trustee in trust for the benefit of the owners from time to time of the Senior Notes. The Debenture Indenture Trustee shall not sell, assign or transfer any of the Bonds of the New Series except to a successor trustee under the Debenture Indenture. The Company may take such actions as it shall deem desirable to effect compliance with such restrictions on transfer, including the placing of an appropriate legend on the Bonds of the New Series.

               B.   Form of Bonds of the New Series

     The Bonds of the New Series, and the Trustee's authentication certificate to be executed on the Bonds of the New Series, shall be in substantially the following forms respectively:

                   [FORM OF FACE OF BOND OF THE NEW SERIES]

                                                                      REGISTERED

                                                                    $___________

 No._________________

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 13

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


                           PUGET SOUND ENERGY, INC.

                     FIRST MORTGAGE BOND, PLEDGED SERIES C

Original Issue Date:        Interest Rate:              Maturity Date:
__________________          ______________%             _________________

Initial Redemption          Initial Redemption          Annual Redemption
Date:                       Percentage:                 Percentage Reduction:
__________________          _______________             _________________

     PUGET SOUND ENERGY, INC., a corporation of the state of Washington (the "Company"), for value received hereby promises to pay to

                                                                         DOLLARS

or registered assigns, the principal sum of

on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date set forth above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on __________ and __________ in each year (each, an "Interest Payment Date"), commencing on the first such Interest Payment Date succeeding the Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid in full on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will be paid to the person in whose name this Bond is registered (the "Holder") at the close of business on the Regular Record Date for such interest, which shall be the ___________ or ___________, as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any Bond, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, further, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 14

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holder not more than 15 days nor fewer than 10 days prior to such Special Record Date.

     Both principal of and interest on this Bond (and premium, if any) are to be paid in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the principal corporate trust office, in the City of Boston, Massachusetts, of the Trustee.

     If any Interest Payment Date or the date on which the principal of this Bond is required to paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the date on which the principal of this Bond is required to be paid, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Bond is required to be paid.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions or trust companies in the Borough of Manhattan, The City of New York, or in the city where the corporate trust office of the Debenture Indenture Trustee (as defined on the reverse hereof) is located, are obligated or authorized by law or executive order to close.

     This Bond shall not become obligatory for any purpose or be entitled to any security or benefit under said Indenture until the authentication certificate hereon shall have been signed by the Trustee.

     The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, PUGET SOUND ENERGY, INC. has caused these presents to be executed in its corporate name and behalf by the facsimile of

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 15

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


the signature of its President or one of its Vice Presidents and by the facsimile of the signature of its Treasurer or an Assistant Treasurer or its Secretary, thereunto duly authorized, and its corporate seal or a facsimile thereof to be hereto affixed.

                                    PUGET SOUND ENERGY, INC.

Dated:
      -----------------------
                                    By
                                        ------------------------------
                                    Its
                                        ------------------------------

                                    And by
                                           ---------------------------
                                    Its
                                        ------------------------------

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 16

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


                  [FORM OF REVERSE OF BOND OF THE NEW SERIES]

                           PUGET SOUND ENERGY, INC.

                     First Mortgage Bond, Pledged Series C

     This Bond is one of the Bonds of the above-designated series, of an unlimited authorized amount of Bonds of the Company known as First Mortgage Bonds, all issued or to be issued in one or more series under and secured by a First Mortgage dated as of June 2, 1924, executed and delivered by the Company to Old Colony Trust Company (State Street Bank and Trust Company, successor) as Trustee, as supplemented and/or modified by indentures supplemental thereto, including particularly the Fortieth Supplemental Indenture, dated as of September 1, 1954, in Part II of which are set forth the revised provisions of said First Mortgage as theretofore and then supplemented and modified, and the Seventy-Eighth Supplemental Indenture dated as of October 1, 2000, relating, among other things, to the Bonds of the above-designated series, and by all other instruments supplemental thereto (herein sometimes called the "Indenture"), reference to each and all of which is hereby made for a description of the property mortgaged and pledged as security for said Bonds, the rights and remedies of the Holder of this Bond in regard thereto, and the terms and conditions upon which Bonds may be issued.

     The Bonds of this series shall be issuable in registered form without coupons in denominations of $1,000 and integral multiples thereof or such other amount or amounts as may be authorized by a resolution of the Board of Directors or the Securities Pricing Committee of the Board of Directors.

     This Bond is issued to secure the payment and performance of the Company's obligations under the Indenture, dated as of December 1, 1997 (the "Debenture Indenture"), with State Street Bank and Trust Company, as Trustee (the "Debenture Indenture Trustee") to make payments in respect of the principal of, premium, if any, and interest on Senior Notes of the Company (the "Senior Notes") initially issued contemporaneously with this Bond.

     Notwithstanding any other provision of the Indenture to the contrary, the Company shall receive a credit against its obligations to make any payment in respect of the principal of, or premium, if any, or interest on, this Bond (whether at maturity,

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 17

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


upon redemption or otherwise), and such obligations shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the then due principal of, or premium, if any, or interest on, the Senior Notes of the Company initially issued contemporaneously with this Bond shall have been fully or partially paid or there shall have been deposited with the Debenture Indenture Trustee pursuant to the Debenture Indenture sufficient available funds to fully or partially pay the then due principal of, or premium, if any, or interest on, such Senior Notes. The obligations of the Company to make such payment of principal of, premium, if any, or interest on, this Bond shall be deemed to have been reduced by the amount of such credit.

     This Bond is not transferable except as required to effect transfer to any successor trustee under the Debenture Indenture.

     As provided in the Seventy-Eighth Supplemental Indenture, the Holder of this Bond, by his acceptance hereof, hereby consents, and all other holders of the Bonds of the above designated series, by their acceptance thereof, shall thereby consent, for the purpose and within the meaning of Section 18.02 of the Indenture, to a modification of the Indenture to redefine the term "minimum provision for depreciation" by deducting from operating revenues the cost of fuel used in the generation of electricity. This modification shall become effective without any further approval or consent of the holder of this Bond when a further supplemental indenture has been executed with the requisite consents of the holders of the Bonds of each other series then outstanding or when Bonds of all series issued prior to the First Mortgage Bonds, 12-5/8% Series due 1999 have ceased to be outstanding.

     This Bond is subject to redemption at the option of the Company on any date on and after the Initial Redemption Date, if any, specified on the face hereof (any date fixed for redemption shall hereafter be referred to as a "Redemption Date"). If no Initial Redemption Date is set forth on the face hereof, this Bond may not be redeemed at the option of the Company prior to the Maturity Date specified on the face hereof. On and after the Initial Redemption Date, if any, this Bond may be redeemed at any time in whole or from time to time in part at the option of the Company at the applicable Redemption Price (as defined below) together with interest thereon payable to the Redemption Date, on notice given not less than 30 days nor more than 60 days prior to the Redemption Date. In the event of redemption of this

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 18

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


Bond in part only, a new Bond of like tenor and series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

     If this Bond is redeemable in the foregoing manner at the option of the Company, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified on the face hereof, of the principal amount of this Bond to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

     If this Bond or any portion hereof ($1,000 or any multiple thereof) is duly designated for redemption, if payment of the principal hereof or of such portion, together with accrued interest and premium, if any, is irrevocably provided for, and if notice of such redemption shall have been duly given, this Bond shall cease to be entitled to the lien of the Indenture from and after the date such payment is irrevocably so provided for and shall cease to bear interest from and after the date fixed for redemption.

     The Indenture provides that (1) the Company and the Trustee, with the consent of the holders of not less than 66-2/3% in principal amount of the Bonds at the time outstanding (determined as provided in the Indenture) including, if more than one series of Bonds shall be at the time outstanding, not less than 66-2/3% in principal amount of the Bonds at the time outstanding of each series affected, may effect, by an indenture supplemental to the Indenture, further modifications or alterations of the Indenture and of the rights and obligations of the Company and of the holders of the Bonds; provided, however, that no such modification or alteration shall be made without the consent of the registered owner hereof which will (a) extend the maturity of this Bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or alter the equal and proportionate security afforded by the lien of the Indenture for the Bonds issued thereunder, or (c) reduce the number or percentage of the principal amount of the Bonds upon the consent of the holders of which modifications or alterations may be made as aforesaid or defaults may be waived; and (2) the holders of like percentages

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 19

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


of the principal amount of the Bonds outstanding and of each such series thereof may waive certain uncured past defaults and the consequences thereof.

     In certain events of default, the principal of this Bond may be declared due and payable before maturity as provided in said Indenture.

     The registered owner of this Bond is the Debenture Indenture Trustee. The Debenture Indenture requires that if any Senior Note in respect of which this Bond was delivered to the Debenture Indenture Trustee pursuant to the Debenture Indenture is deemed paid and discharged pursuant to Section 5.01 of the Debenture Indenture, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on this Bond shall be satisfied and discharged and this Bond shall cease to secure such Senior Note in any manner, and the Debenture Indenture Trustee shall surrender this Bond, subject to the limitations of the Debenture Indenture, to the Company for cancellation.

     The Seventy-Eighth Supplemental Indenture provides that in the event of any default of the interest due on any interest payment date, such interest shall not be payable to the holder of the Bond on the original record date but shall be paid to the registered holder of such Bond on the subsequent record date established for payment of such defaulted interest.

     It is part of the contract herein contained that each holder hereof waives all right of recourse to any personal, statutory or other liability of any promoter, shareholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation for the collection of any indebtedness hereunder as more fully provided in said Indenture.

                [FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE]

This is one of the Bonds, of the series designated herein, described in the within-mentioned Indenture.

                                 STATE STREET BANK AND TRUST COMPANY, as Trustee

                                 By
                                    --------------------------------------------
                                                 Authorized Officer

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 20

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


          SECTION 1.02  Redemption Provisions

As designated by resolution of the Board of Directors or the Securities Pricing Committee of such Board of Directors, the Bonds of the New Series may be subject to redemption prior to maturity, as a whole at any time or in part from time to time, at the option of the Company, upon payment of the Redemption Price designated by the Board of Directors or the Securities Pricing Committee of the Board of Directors, together with interest accrued thereon to the date fixed for redemption, upon not less than 30 days' nor more than 60 days' notice given by first class mail, postage prepaid, to the holder of record at the date of such notice of each Bond of the New Series affected, at his address as shown on the Bond register. Such notice shall be sufficiently given if deposited in the United States mail within such period. Neither the failure to mail such notice, nor any defect in any notice so mailed to any holder, shall affect the sufficiency of such notice. The foregoing provision with respect to notice shall be subject to all other conditions and provisions of the Indenture not inconsistent herewith.

          SECTION 1.03  Depreciation Fund

     Notwithstanding the provisions of Section Six of Article II Part I of the Fortieth Supplemental Indenture, the Company hereby covenants that, so long as any of the Bonds of the New Series shall remain outstanding, (a) the covenants made by the Company in Section Four of Article II of Part I of the Fortieth Supplemental Indenture shall continue in full force and effect and (b) Bonds delivered, redeemed or purchased pursuant to said Section Four and any amount of unfunded Bond credits used as a credit in Item 7 of any depreciation fund certificate shall be deemed to be funded, unless and until the same shall have been reinstated as provided in said Section Four or in Section 2.03 of the Indenture. Cash deposited in the depreciation fund may not be applied to the redemption of the Bonds of the New Series.

          SECTION 1.04  Duration of Effectiveness of Article One

     This Article shall be in force and effect only so long as any of the Bonds of the New Series are outstanding.

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 21

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


          SECTION 1.05  Minimum Provision for Depreciation

     The Company hereby covenants that the term "minimum provision for depreciation" shall have the meaning specified in Section 1.32 of the Indenture until the modification set forth in Article Four hereof shall have become effective, whereupon the term "minimum provision for depreciation" shall have the meaning specified in Section 4.01 hereof.

          SECTION 1.06  Execution and Delivery

     Bonds of the New Series in the aggregate principal amount of Five Hundred Million Dollars ($500,000,000) may forthwith, upon execution and delivery of the Seventy-Eighth Supplemental Indenture, or from time to time thereafter, and upon compliance by the Company with the provisions of Article Five of the Indenture, be executed by the Company and delivered to the Trustee and shall thereupon be authenticated and delivered by the Trustee to or upon the written order of the Company.

          SECTION 1.07  Substitution

     On the Substitution Date (as defined below), the Trustee will deliver to the Company for cancellation all Bonds of the New Series. The Company will cause the Trustee to provide notice to all holders of Bonds of the New Series prior to the occurrence of the Substitution Date. "Substitution Date" shall mean the date that all Bonds issued and outstanding under the Indenture ("Electric Bonds"), other than the Bonds of the New Series or any other Bonds issued to secure the Company's obligations on its Senior Notes, and all first mortgage bonds of the Company issued and outstanding under the Indenture of First Mortgage, dated as of April 1, 1957 (the "Gas Utility Mortgage"), from the Company, as successor to Washington Natural Gas Company, to Harris Trust and Savings Bank, as trustee, as supplemented and amended ("Gas Bonds" and, together with the Electric Bonds, the "First Mortgage Bonds"), other than Gas Bonds issued to secure the Company's obligations on its Senior Notes, have been retired (at, before or after the maturity thereof) through payment, redemption or otherwise (including those Electric Bonds deemed to be paid within the meaning of the Indenture and those Gas Bonds deemed to be paid within the meaning of the Gas Utility Mortgage).

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 22

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


          SECTION 1.08  Definitions

     All other terms used but not otherwise defined in this Seventy-Eighth Supplemental Indenture shall be taken to have the same meaning as in the Indenture, except in cases where the context herein clearly indicates otherwise.

                                  ARTICLE TWO

                 PRINCIPAL AMOUNT PRESENTLY TO BE OUTSTANDING

          SECTION 2.01

     The total aggregate principal amount of Bonds of the Company issued and outstanding and presently to be issued and outstanding under the provisions of and secured by the Indenture will be One Billion Six Hundred Forty-Three Million Eight Hundred Sixty Thousand Dollars ($1,643,860,000); namely, the series of Bonds set forth herein:

Principal Amount of Bonds                               Series
-------------------------                               ------
Twenty-Seven Million                       7.05% Series due August 1, 2021
Five Hundred Thousand Dollars
($27,500,000)

Twenty-Three Million                       7.25% Series due August 1, 2021
Four-Hundred Thousand Dollars
($23,400,000)

Twenty-Five Million Dollars                Secured Medium-Term Notes,
($25,000,000)                              Series A due November 30, 2006

One Hundred Million Dollars                Secured Medium-Term Notes,
($100,000,000)                             Series A due February 1, 2007


SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 23

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


Principal Amount of Bonds                               Series
-------------------------                               ------
Eighty-Seven Million                       6.80% Series due March 1, 2022
Five Hundred Thousand Dollars
($87,500,000)

Five Million Dollars                       Secured Medium-Term Notes,
($5,000,000)                               Series A due April 9, 2012

Ten Million Dollars                        Secured Medium-Term Notes,
($10,000,000)                              Series A due May 7, 2007

Thirty Million Dollars                     Secured Medium-Term Notes,
($30,000,000)                              Series A due May 29, 2002

Forty-Six Million Dollars                  Secured Medium-Term Notes,
($46,000,000)                              Series A due June 19, 2006

Twenty-Seven Million Dollars               Secured Medium-Term Notes,
($27,000,000)                              Series A due August 28, 2002

Five Million Dollars                       Secured Medium-Term Notes,
($5,000,000)                               Series A due September 11, 2002

Twenty-Five Million Dollars                Secured Medium-Term Notes,
($25,000,000)                              Series B due December 10, 2002

Fifty Million Dollars                      Secured Medium-Term Notes,
($50,000,000)                              Series B due December 10, 2004


SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 24

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


Principal Amount of Bonds                               Series
-------------------------                               ------
Thirty Million Dollars                     Secured Medium-Term Notes,
($30,000,000)                              Series B due December 21, 2012

Thirty Million Dollars                     Secured Medium-Term Notes,
($30,000,000)                              Series B due February 10, 2003

Three Million Dollars                      Secured Medium-Term Notes,
($3,000,000)                               Series B due December 1, 2003

Eleven Million Dollars                     Secured Medium-Term Notes,
($11,000,000)                              Series B due December 2, 2003

Thirty Million Dollars                     Secured Medium-Term Notes,
($30,000,000)                              Series B due May 27, 2004

Twenty-Three Million Four Hundred Sixty    5.875% Series due March 1, 2020
Thousand Dollars
($23,460,000)

Fifty-Five Million Dollars                 Secured Medium-Term Notes,
($55,000,000)                              Series B due February 1, 2024

Three Hundred Million Dollars              First Mortgage Bonds,
($300,000,000)                             Pledged Series A due December 1, 2027

Two Hundred Million Dollars                First Mortgage Bonds,
($200,000,000)                             Pledged Series A due June 15, 2018


SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 25

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


Principal Amount of Bonds                               Series
-------------------------                               ------
One Hundred Million Dollars                First Mortgage Bonds,
($100,000,000)                             Pledged Series B due March 9, 2029

One Hundred Fifty Million Dollars          First Mortgage Bonds,
($150,000,000)                             Pledged Series B due March 9, 2009

Two Hundred Twenty-Five Million Dollars    First Mortgage Bonds,
($225,000,000)                             Pledged Series B due February 22,
                                           2010

Twenty-Five Million Dollars                First Mortgage Bonds,
($25,000,000)                              Pledged Series B due September 8,
                                           2008

now issued and outstanding, and Five Hundred Million Dollars ($500,000,000) aggregate principal amount of the Bonds of the New Series to be authenticated and delivered pursuant to Section 2.02 of this Seventy-Eighth Supplemental Indenture. Additional Bonds of the New Series and of any other series established after the execution and delivery of this Seventy- Eighth Supplemental Indenture may from time to time be authenticated, delivered and issued pursuant to the terms of the Indenture and indentures supplemental thereto.

          SECTION 2.02

     Bonds of the New Series in the aggregate principal amount of Five Hundred Million Dollars ($500,000,000) may forthwith, upon execution and delivery of this Seventy- Eighth Supplemental Indenture, or from time to time thereafter, and upon compliance by the Company with the provisions of Article Five of the Indenture, be executed by the Company and delivered to the Trustee and shall thereupon be authenticated and delivered by the Trustee to or upon the written order of the Company.

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 26

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


                                 ARTICLE THREE

                                 MISCELLANEOUS

          SECTION 3.01

     This Seventy- Eighth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture, and shall form a part thereof, and the Indenture, as hereby supplemented and modified, is hereby confirmed. Except to the extent inconsistent with the express terms hereof, all the provisions, terms, covenants, and conditions of the Indenture shall be applicable to the Bonds of the New Series to the same extent as if specifically set forth herein.

          SECTION 3.02

     The Trustee has accepted the amendment of the Indenture effected by this Seventy-Eighth Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect of any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (a) the validity or sufficiency of this Seventy-Eighth Supplemental Indenture or any of the terms or provisions hereof, (b) the proper authorization hereof by the Company by corporate action or otherwise, and (c) the due execution hereof by the Company.

          SECTION 3.03

     The Company covenants that it is lawfully seized and possessed of all the trust estate at the date of the execution of the Seventy-Eighth Supplemental Indenture except as in the Indenture otherwise stated or permitted; that on said date the trust estate is free and clear from all liens and encumbrances other than permitted encumbrances, except as in the Indenture otherwise stated or permitted; that the Company will warrant and forever defend the trust estate and the title thereto to the Trustee against the claims of all persons whomsoever except as in the Indenture otherwise stated or permitted; that it will maintain and preserve the lien of the

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 27

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


Indenture, as a first mortgage lien, except as in the Indenture otherwise stated or permitted so long as any of the Bonds issued under the Indenture are outstanding; and that it has good right and lawful authority to subject said property to the lien of the Indenture, as provided in and by the Indenture.

          SECTION 3.04

     This Seventy-Eighth Supplemental Indenture may be executed in several counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

          SECTION 3.05

     Although this Seventy-Eighth Supplemental Indenture is dated for convenience and for the purpose of reference as of October 1, 2000, the actual date or dates of execution by the Company and by the Trustee are as indicated by their respective acknowledgments hereto annexed.

                                 ARTICLE FOUR

                         MODIFICATION OF THE INDENTURE

          SECTION 4.01

     Each holder of any of the Bonds of the New Series, by his or its acceptance thereof, shall thereby consent, for the purpose and within the meaning and intent of Section 18.02 of the Indenture, that Section 1.32 of the Indenture shall be modified (effective at the time provided in Section 4.02 hereof) to read as follows:

     "So long as there are outstanding any Bonds of the 1984 Series or any Bonds of any other series subsequently authenticated and delivered hereunder as to which it is so provided in the supplemental indenture establishing said Bonds or modifying this Indenture, the term "minimum provision for depreciation" for each calendar year (or monthly fractions thereof) in the period being computed shall mean an amount by which 15% of the gross operating revenues of the Company derived from the operation

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 28

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


     of its utility property subject to the lien of the Indenture (after deducting from such operating revenues (a) an amount equal to the cost of electricity purchased, including any standby or service charges or similar charges for electricity and net cost of electricity interchanged, (b) all rentals and lease payments, and (c) the cost of fuel used in the generation of electricity during such period to the extent such cost is included or reflected in operating expense accounts of the Company) exceeds the charges for maintenance, repairs and renewals of such mortgaged utility property included or which should be included in operating expense pursuant to sound accounting practice."

          SECTION 4.02

     The modification of the Indenture set forth in Section 4.01 hereof shall become effective without any further approval or consent of the holders of any Bonds of the New Series (a) when a further supplemental indenture making it effective shall have been executed with the consent of the holders of not less than 66-2/3% in principal amount of the Bonds of each other series at the time outstanding or (b) when all Bonds of all series issued prior to the First Mortgage Bonds, 12-5/8% Series due 1999 have ceased to be outstanding.

             [The remainder of this page intentionally left blank]

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 29

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


     IN WITNESS WHEREOF, Puget Sound Energy, Inc. has caused this Seventy-Eighth Supplemental Indenture to be signed in its corporate name and behalf by its President or one of its Vice Presidents or its Treasurer or Assistant Treasurer and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, and State Street Bank and Trust Company in token of its acceptance of the trust hereby created has caused this Seventy-Eighth Supplemental Indenture to be signed in its corporate name and behalf by its Vice President or one of its Assistant Vice Presidents, and its corporate seal to be hereunto affixed and attested by one of its Vice Presidents, Assistant Vice Presidents or one of its Assistant Secretaries, all on October 31, 2000, but as of the day and year first above written.

                                       PUGET SOUND ENERGY, INC.

                                       By /s/ Tommy  G. Leong
                                          -------------------
                                          Tommy G. Leong, Assistant Treasurer

Attest:

/s/ James W. Eldredge
---------------------
James W. Eldredge, Secretary

[corporate seal]


                                       STATE STREET BANK AND TRUST COMPANY

                                       By James Mogavero
                                          --------------


Attest:

Laura S. Cawley
---------------

[corporate seal]

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 30

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


STATE OF WASHINGTON  )
                     )  ss.
COUNTY OF KING       )

     Tommy G. Leong and James W. Eldredge being duly sworn each for himself on oath deposes and says that he, the said Tommy G. Leong, is and at the time of the execution of the foregoing Supplemental Indenture was the Assistant Treasurer of PUGET SOUND ENERGY, INC., a corporation and the mortgagor herein named, and the same person who as Assistant Treasurer executed said Supplemental Indenture on behalf of said corporation, and that he, the said James W. Eldredge, is and at the time of the execution of said Supplemental Indenture was Secretary of said corporation, the said mortgagor, and the same person who as such Secretary attested such Supplemental Indenture on behalf of said corporation; and that the said Supplemental Indenture is made in good faith and without any design to hinder or delay or defraud creditors or any creditor of said corporation.

     SUBSCRIBED AND SWORN to before me this 31st day of October, 2000.

                                       /s/ Carol A. Nelson
                                       -----------------------------------------
                                       (Signature of Notary)


                                       Carol A. Nelson
                                       -----------------------------------------
                                       (Print or stamp name of Notary)

                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing in King County.
                                       My Appointment Expires:  7/20/01.

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 31

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


STATE OF WASHINGTON  )
                     )  ss.
COUNTY OF KING       )

     On this 31st day of October, 2000, before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Tommy
G. Leong and James W. Eldredge, to me known to be the Assistant Treasurer and the Secretary, respectively, of PUGET SOUND ENERGY, INC., one of the corporations that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute and attest said instrument, and that the seal affixed is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                                       /s/ Carol A. Nelson
                                       -----------------------------------------
                                       (Signature of Notary)


                                       Carol A. Nelson
                                       -----------------------------------------
                                       (Print or stamp name of Notary)

                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing in King County.
                                       My Appointment Expires:  7/20/01.

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 32

  ANY WRITING, TEXT INITIALS, REVISIONS OR NOTARY SEAL APPEARING OUTSIDE THESE
              MARGINS MAY DISQUALIFY THIS DOCUMENT FOR RECORDING


COMMONWEALTH OF MASSACHUSETTS  )
                               )  ss.
COUNTY OF SUFFOLK              )

     On this 31st day of October, 2000, before me personally appeared James E. Mogavero and Laura S. Cawley, to me known to be an Vice President and an Vice President, respectively, of STATE STREET BANK AND TRUST COMPANY, one of the corporations that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to and did in the name and on behalf of said corporation execute and attest said instrument, and that the seal affixed is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                                       /s/ Dorothy M. Clark
                                       -----------------------------------------
                                       (Signature of Notary)


                                       Dorothy M. Clarke
                                       -----------------------------------------
                                       (Print or stamp name of Notary)

                                       NOTARY PUBLIC in and for the Commonwealth of Massachusetts.
                                       My Appointment Expires: October 27, 2006.

SEVENTY-EIGHTH SUPPLEMENTAL INDENTURE                                    PAGE 33